As filed with the Securities and Exchange Commission on March 4, 2008

                                               Registration No. 333-144223


               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                    POST-EFFECTIVE AMENDMENT NO. 1
                             TO FORM S-8
                          REGISTRATION STATEMENT
                                 UNDER
                       THE SECURITIES ACT OF 1933

                  DYNAMOTIVE ENERGY SYSTEMS CORPORATION
              (Exact Name of Registrant as Specified in Its Charter)

               British Columbia                  None
                ----------------                 ------
      (State or Other Jurisdiction         (I.R.S. Employer
     of Incorporation or Organization)     Identification No.)

           230-1700 West 75th Avenue, Vancouver, British Columbia, V6P 6G2
               (Address of Principal Executive Offices) (Zip Code)

          DynaMotive Energy Systems Corporation 1993 Stock Option Plan
          ------------------------------------------------------------
                         (Full Title of the Plan)

                            Robert A. Kingston
                          Chief Executive Officer
                     DynaMotive Energy Systems Corporation
               1655 N. Fort Myer Drive, S-702, Arlington, VA 22209
               ----------------------------------------------------
                    (Name and Address of Agent for Service)

                              (703) 248-2612
                             -----------------
           (Telephone Number, Including Area Code, of Agent for Service)



















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                               Explanatory Note

This Post-Effective Amendment No. 1 (the Amendment) to Form S-8
Registration Statement under the Securities Act of 1933 is an amendment to the DynaMotive Energy Systems Corporation (the Company) Form S-8
Registration Statement filed with the Securities and Exchange Commission on June 29, 2007, Registration No. 333-144223 (the Original Form S-8). The purpose of this Amendment is to file as an exhibit the DynaMotive Energy Systems Corporation 1993 Stock Option Plan as amended. In all other material respects, the Original Form S-8 is unchanged.












































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

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vancouver, Province of British Columbia, on March 4, 2008.


DynaMotive Energy Systems Corporation

By: /S/ Robert Andrew Kingston
   ---------------------------
   Robert Andrew Kingston
   President and Chief Executive Officer

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities indicated on March 4, 2008.


Signatures                       Title
----------                       ------

/s/ R. Andrew Kingston
----------------------
R. Andrew Kingston               President, Chief Executive Officer and
                                 Director


/s/ Richard Chen-Hsing Lin
--------------------------
Richard Chen-Hsing Lin           Chairman, President, Operations China and
                                 Director


/s/ Curtin Winsor Jr., Ph.D.
----------------------------
Curtin Winsor Jr., Ph.D.         Director


/s/ Shing-Cheng Hong
--------------------
Shing-Cheng Hong                 Director


/s/ Desmond Radlein, Ph.D.
--------------------------
Desmond Radlein, Ph.D.           Director


/s/ Chih-Lin Chu
----------------
Chih-Lin Chu                     Director


/s/ George J. Terwilliger III
-----------------------------
George J. Terwilliger III       Director



/s/ Wayne Keast
---------------
Wayne Keast                     Director



By:

/s/ Robert Andrew Kingston
--------------------------
Robert Andrew Kingston
Attorney-in-fact pursuant to Power of Attorney
included as part of the signature page of the Form
S-8 filed June 29, 2007.



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








                           AUTHORIZED REPRESENTATIVE

Pursuant to the requirements of Section 6(a) of the Securities Act of 1933, as amended, the Authorized Representative has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, solely in its capacity as the duly authorized representative of the Registrant in the United States, on this 4th day of Mar, 2008.


                                        By:
                                             /s/ R. Andrew Kingston
                                             ----------------------
                                             Name:  R. Andrew Kingston
                                             Title: President &CEO



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





                                  EXHIBIT INDEX
                                  --------------

Exhibit Number                Description of Exhibit
--------------                ----------------------
4.1                           1993 Stock Option Plan
4.2                           Amendment to 1993 Stock Option Plan
23.1                          Consent of Independent Chartered Accountants
                              - BDO Dunwoody LLP







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